Guarantee	12 Months Ended
Mar. 31, 2024
Guarantee [Abstract]
GUARANTEE

NOTE 20 – GUARANTEE

On April 12, 2021, Taizhou Suxuantang signed a financial guarantee agreement with Jiangsu Changjiang Commercial Bank for Taizhou Jiutian Pharmaceutical Co. Ltd. in borrowing of $387,796 (equivalent of RMB 2,800,000) for three-year period, which expires on April 11, 2024. Taizhou Suxuantang is obliged to pay on behalf of the related party the principal, interest, penalty and other expenses if Taizhou Jiutian Pharmaceutical Co. Ltd. defaults in payment. The Company did not charge financial guarantee fees over Taizhou Jiutian Pharmaceutical Co. Ltd.

On October 28, 2013, Taizhou Suxuantang signed a financial guarantee agreement with Fenlan Xu for JJianping Zhou in borrowing of $803,291 (equivalent of RMB 5,800,000) for an unlimited period. Taizhou Suxuantang is obliged to pay the amount if Jianping Zhou in default of the payment of principal and interests. Since Jianping Zhou deceased after yearend, Taizhou Suxuantang should bear all the risk for the repayment. However, subsequent to yearend, Taizhou Jiutian Pharmaceutical Co. Ltd. signed an agreement with Taizhou Suxuantang to take all the responsibility and obligation for repay the amount borrowed from Fenlan Xu on behalf of Jianping Zhou. This additional agreement releases Taizhou Suxuantang from future obligation in regard to the guarantee agreement. The Company did not charge financial guarantee fees over Jianping Zhou. Taizhou Jiutian Pharmaceutical Co. Ltd. is fully obliged to pay the principal, interests from January 1, 2021 to the actual date of repayment, including penalty and other expenses. As such, the Company expects no liabilities from the financial guarantee.

The Company has not made any payment under the above guarantee agreements for the years ended March 31, 2024 and 2023.